SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

(Amendment No. )

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Definitive Information Statement

SMTP, Inc.

(Name of Registrant as Specified in its Charter)

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INFORMATION STATEMENT

SMTP, INC.

April 30, 2015

Dear Fellow Stockholder:

The 2015 Annual Meeting of Stockholders of SMTP, Inc. will be held at 10:00 a.m., Eastern Daylight Time, on Wednesday, June 10, 2015, at 10 Tara Blvd, Suite 430, Nashua, NH 03062. The attached notice of Annual Meeting and Information Statement describes the items currently anticipated to be acted upon by the stockholders at the Annual Meeting. Please note that we are not asking you for a proxy and you are requested not to send us a proxy.

One of the purposes of the Information Statement is to give you important information regarding SMTP’s Board of Directors and executive management, and to describe the matters that we expect to be acted upon at the Annual Meeting. We urge you to read the Information Statement carefully. Management will be available to answer any questions you may have immediately after the Annual Meeting.

Sincerely,

/s/ Semyon Dukach

Semyon Dukach,

Chair of the Board of Directors

Nashua, NH

SMTP, INC.
10 Tara Blvd, Suite 430

Nashua, NH 03062

NOTICE OF ANNUAL MEETING

Dear Stockholder:

You are cordially invited to attend the 2015 Annual Meeting of Stockholders of SMTP, Inc. to be held at 10:00 a.m., Eastern Daylight Time, on Wednesday, June 10, 2015, at 10 Tara Blvd, Suite 430, Nashua, NH 03062.

This Information Statement is being delivered in connection with the following matters:

1.

To elect five (5) Directors to the Board of Directors to serve until the 2016 Annual Meeting of Stockholders or until their successors have been duly elected or appointed and qualified;

2.

To hold an advisory vote on the compensation of our named executive officers;

3.

To hold an advisory vote on how frequently we should seek an advisory vote on the compensation of our named executive officers;

4.

To ratify the appointment McConnell & Jones, LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015; and

5.

To consider and take action upon such other business as may properly come before the Annual Meeting or any adjournments thereof.

Certain members of our management team and Board of Directors, who own a total of 2,793,644 shares, or approximately 51.1% of our outstanding common stock, on April 28, 2015 (the “Record Date”), have indicated that they intend to vote in favor of all of the proposals listed above. Therefore, all of the proposals will be assured of receiving the required vote and will be approved at the Annual Meeting and will become effective immediately following the Annual Meeting.

By Order of the Board of Directors,

/s/ Semyon Dukach

Semyon Dukach

Chair of the Board of Directors

Date: April 30, 2015

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY.

SMTP, INC.
10 Tara Blvd, Suite 430

Nashua, NH 03062

INFORMATION STATEMENT FOR THE 2015 ANNUAL MEETING
OF STOCKHOLDERS TO BE HELD JUNE 10, 2015

General

This Information Statement is being distributed in connection with the 2015 Annual Meeting of Stockholders (the “Annual Meeting”) of SMTP, Inc., a Delaware corporation (“Company,” “we”, “our”, “us” or other words of similar import), to be held at 10:00 a.m., Eastern Daylight Time, on Wednesday, June 10, 2015, at 10 Tara Blvd, Suite 430, Nashua, NH 03062.

This Information Statement includes information relating to the proposals to be voted on at the Annual Meeting, the voting process, compensation of directors and our most highly paid officers, and other required information.

This Information Statement is being furnished to our stockholders for informational purposes only, and we will bear all of the costs of the preparation and dissemination of this Information Statement. Each person who is receiving this Information Statement also is receiving a copy of our Annual Report on Form 10-K for the year ended December 31, 2014. We intend to commence distribution of this Information Statement, together with the notice and any accompanying materials, on or about April 30, 2015.

Our Board of Directors has approved, and has recommended that the stockholders approve, the following proposals (collectively, the “Proposals”):

1.

The election of the slate of five (5) directors proposed by our Board of Directors to serve until the next annual meeting of stockholders and until their respective successors are chosen and qualified;

2.

The approval of the compensation of our named executive officers;

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The approval to hold an advisory vote on the compensation of our named executive officers every three (3) years.

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The ratification of the selection of McConnell & Jones, LLP as our Company’s independent registered public accounting firm to audit the accounts of the Company for the fiscal year ending December 31, 2015; and

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Such other business as may properly come before the Annual Meeting or any postponements or adjournments thereof.

Important Notice Regarding the Availability of Information Statement Materials for the Annual Meeting of Stockholders to be Held on June 10, 2015.

1.

This Information Statement and our Annual Report on Form 10-K for the year ended December 31, 2014 is available on the U.S. Securities and Exchange Commission’s Web site (www.sec.gov) that contains reports, proxy, and information statements and other information regarding our Company.

2.

The following materials are available on the Company-Investor Relations page of the Company’s website (www.smtp.com):

a.

Notice of Annual Meeting

b.

Information Statement

c.

Annual Report on Form 10-K

3.

If you do not have access to the Internet or have not received a copy of our Annual Report, you may request a copy of it or any exhibits thereto without charge by writing to our Corporate Secretary, at SMTP, Inc., 10 Tara Blvd, Suite 430, Nashua, NH 03062.

4.

If you wish to attend the Annual Meeting and need directions, please contact us at 877-705-9362.

Voting

The Board of Directors has selected the close of business on April 28, 2015 (the “Record Date”) as the time for determining the holders of record of our common stock, par value $0.001 per share, entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. Shares of common stock outstanding on the Record Date are the only securities that entitle holders to vote at the Annual Meeting or any adjournment or postponement thereof. Each share of common stock is entitled to one vote per share on all matters to be presented at the Annual Meeting.

Certain stockholders, all of whom are members of our executive management team or Board of Directors (the “Consenting Stockholders”), own a total of 2,793,644 shares, or approximately 51.1% of our total voting power. Because the Consenting Stockholders have indicated that they will vote in favor of all of the Proposals and because the Consenting Stockholders control more than a majority of the voting power, the Proposals are assured of receiving the required vote and being adopted and, thus, we are not soliciting any proxies from stockholders.

Stockholders attending the Annual Meeting are welcome to vote at the Annual Meeting and may address any matters that may properly come before the Annual Meeting.

How Many Shares of SMTP Common Stock Were Outstanding as of the Record Date?

As of the record date, 5,462,661 shares of our common stock were issued and outstanding. Each share owned entitles the holder to one vote for each share so held. A list of our Stockholders entitled to vote is available at our executive offices at 10 Tara Blvd, Suite 430, Nashua, NH 03062. The telephone number of our executive offices is 877-705-9362.

How Many Shares Are Needed to Constitute a Quorum at the Meeting?

The presence, in person or by proxy, of stockholders holding at least a majority of the voting power are necessary to constitute a quorum at the Annual Meeting. However, the stockholders present at the Annual Meeting may adjourn the Annual Meeting despite the absence of a quorum.

What Vote is Required to Approve the Proposals?

A plurality of the votes cast is required to elect directors. For all of the other Proposals, the affirmative vote of the holders of a majority of the voting power of the shares present or represented by proxy is required to approve the other Proposals. Abstentions will have the same effect as votes against the Proposals, although abstentions will count toward the presence of a quorum.

Why Isn’t SMTP Required to Solicit Proxies for the Proposals?

As indicated above, the Consenting Stockholders have indicated that they will vote in favor of the Proposals, thereby ensuring that such Proposals will be adopted. Therefore, the solicitation of proxies is not necessary and, in order to eliminate the costs and management time involved, our Board of Directors has decided not to solicit proxies.

When Will Each Proposal Become Effective?

The Proposals will be effective immediately following the completion of the Annual Meeting, which is at least 20 days after the mailing of this Information Statement. We are mailing this Statement on or about April 30, 2015 and will hold our Annual Meeting on June 10, 2015.

How Can Stockholders Participate in the Meeting?

Each stockholder of record as of the record date can participate in the Annual Meeting personally or through another person or persons designated to act for such stockholder by proxy.

How Will Our Stockholders Know When the Proposals are Effective?

Those stockholders that attend the Annual Meeting will be notified then of the effectiveness of the Proposals. In addition, we intend to publish the final results in a current report on Form 8-K within four business days after the end of the Annual Meeting.

How many copies of this Information Statement will I receive if I share my mailing address with another security holder?

Unless we have been instructed otherwise, we are delivering only one Information Statement and Annual Report on Form 10-K to multiple security holders sharing the same address. This is commonly referred to as “householding.” We will however, deliver promptly a separate copy of this Information Statement and Annual Report on Form 10-K to a security holder at a shared address to which a single copy of this Information Statement and Annual Report on Form 10-K was delivered, on written or oral request. Requests for copies of the Information Statement and Annual Report on Form 10-K or requests to cease householding in the future should be directed to SMTP, Inc., 10 Tara Blvd, Suite 430, Nashua, NH 03062. Telephone 877-705-9362. If you share an address with another stockholder and wish to receive a single copy of an Information Statement and Annual Report on Form 10-K, instead of multiple copies, you may direct this request to us at the address or telephone number listed above. Stockholders who hold shares in “street name” may contact their brokerage firm, bank, broker-dealer or other similar organization to request information about householding.

How can I obtain additional Information Statement Materials or other Company materials?

Copies of the Company’s SEC filings are available under the “Investors” page of the Company’s website at www.smtp.com. Any stockholder desiring additional Information Statement materials, a copy of any other document incorporated by reference in this Information Statement, or a copy of the Company’s bylaws should contact the Company’s Secretary. Requests should be directed to SMTP, Inc., 10 Tara Blvd, Suite 430, Nashua, NH 03062. Telephone 877-705-9362.

Do I have dissenters’ rights of appraisal?

Under Delaware General Corporation Law, stockholders are not entitled to appraisal rights with respect to any of the items proposed to be voted upon at the Annual Meeting.

Where can I find general information about the Company?

General information about us can be found on our website at www.smtp.com.  The information on our website is for informational purposes only and should not be relied upon for investment purposes. The information on our website is not incorporated by reference into this Information Statement and should not be considered part of this or any other report that we file with the Securities and Exchange Commission (“SEC”). We make available free of charge, either by direct access on our website or a link to the SEC’s website, our Annual Report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as soon as reasonably practicable after such reports are electronically filed with, or furnished to, the SEC. Our reports filed with, or furnished to, the SEC are also available directly at the SEC’s website at www.sec.gov.

Who Will Pay for the Costs Associated with this Information Statement?

We will pay all costs associated with distributing this Information Statement, including the costs of printing and mailing.

No additional action is required by you in connection with the Proposals. However, Section 14(c) of the Securities Exchange Act of 1934 requires the mailing to our stockholders of the information set forth in this Information Statement at least twenty (20) days prior to the earliest date on which the corporate action may be taken.

INFORMATION REGARDING DIRECTORS, EXECUTIVE

OFFICERS AND CORPORATE GOVERNANCE

Board of Directors

Our bylaws provide that the number of directors under our bylaws is determined by resolution of the Board of Directors. Our Board of Directors currently consists of five directors. Each director is elected to serve a one (1) year term until the next annual meeting of stockholders and until the election and qualification of his or her successor or his or her earlier resignation or removal.

The names of our directors, including the five nominees to be elected at the Annual Meeting, and certain information about each of them are set forth below.

Identity and Business Experience of Directors

Name	Age	Year First Elected Director
Semyon Dukach	46	2002
Jonathan M. Strimling	47	2014
John L. Troost	47	2010
Vadim Yasinovsky	55	2010
David A. Buckel	53	2014

Semyon Dukach. Semyon Dukach has been Chair of the Board of Directors since October 2002. On November 7, 2014 the Board of Directors changed the status of the position of Chair of the Board of Directors from executive status to non-executive status. Mr. Dukach was our Chief Executive Officer from October 2002 until June 13, 2012 and our principal executive officer, principal accounting officer and Secretary from October 2002 to March 5, 2013. In addition to his role as Chair of the Board of Directors for SMTP, Mr. Dukach also currently serves as Managing Director of Techstars in Boston.  Mr. Dukach is also a board member of Global Cycle Solutions, Inc. and Terrafugia, Inc. Previously, Mr. Dukach founded GottaFlirt, Inc., Vert, Inc. and Fast Engines, Inc. He was a Senior Vice President at Adero, Inc. after it acquired Fast Engines, Inc. from him in 2000 and he was also a Senior Vice President at North American Media Engines from 1995 to 1997. Mr. Dukach received his undergraduate degree from Columbia University in Computer Science and his Masters degree from MIT, where he authored the Simple Network Payment Protocol, which was one of the earliest ways to transfer money on the Internet. While at MIT, Mr. Dukach published early research on electronic commerce in 1992 and on virtual worlds in 1989. While attending MIT, Mr. Dukach was a member of the MIT Blackjack Team which successfully used card counting techniques to beat casinos at blackjack. Mr. Dukachs’ qualifications to serve on our Board of Directors include his knowledge of our Company and the email services industry and his years of leadership at our Company.

Jonathan M. Strimling. Jonathan M. Strimling has served as our Chief Executive Officer since August 2013 and as a director since January 2014. Mr. Strimling has 20 years of experience as an executive and entrepreneur, largely focused on the commercialization of innovative products and services. From 2006 to 2011, Mr. Strimling served as the President and CEO of online retailer American Biomass Corp., along with its wholly owned subsidiaries WoodPellets.com, LLC, American Biomass Distribution, LLC, and American Biomass Transportation, LLC. Also, from 2012 to present, Mr. Strimling served as the President and CEO of US Dynamics, LLC, a consulting company, UltraCell Insulation, LLC, a manufacturing company, and Secure Neighborhoods, LLC, a security company, all of which are located in Manchester, NH. Also, Mr., Strimling was a governor's appointee to the Economic Strategy Commission for the State of New Hampshire. Mr. Strimling received his Bachelor of Science degree in Mechanical Engineering from Northeastern University and his Masters of Science degrees in Mechanical Engineering and Management from MIT. Mr. Strimling’s qualifications to serve on our Board of Directors include his knowledge of our Company and his 20 years of experience as an executive and entrepreneur, largely focused on the commercialization of innovative products and services.

John L. Troost. John L. Troost has been a director since July 2010. Since April 2010 Mr. Troost has served a partner and Chief Executive Officer at Virtual Clarity, and from 2003 to February 2010, he was the Executive Director, Head of Platform Design and Core Technology Architecture at UBS, AG. Previously, he served as managing partner at Surgam Technology Partners, Chief Technology Officer at NAME, Inc., Manager of Systems and Network Engineering at Moore Capital Management and Senior Systems Administrator at Lehman Brothers. Mr. Troost is a contributor to the development of the original standards for email attachments (MIME standard RFC). Mr. Troost has a degree from Columbia University. Mr. Troosts’ qualifications to serve on our Board of Directors include his knowledge of email service technology, technology design and architecture and systems administration.

Vadim Yasinovsky. Vadim Yasinovsky has been a director since July 2010. Since January 2008 Mr. Yasinovsky has served as the CEO of PDFFiller.com. Previously, he served as the Chief Technology Officer at FurnitureFan.com, an owner at ClearWeb.com and President and CEO of Clear Software, Inc. which was sold to SPSS, Inc. Mr. Yasinovskys’ qualifications to serve on our Board of Directors include his knowledge of software design and development, strategic technology evaluation and technology innovation.

David A. Buckel. David A. Buckel has been a director since January 2014. Since November 2007 to present, Mr. Buckel has served as a Partner at Buckelous Ventures, which merged into TechCXO in 2012. TechCXO is a professional services firm that provides experienced, C-Suite professionals to deliver strategic and functional consulting services to both private and small public technology companies. Mr. Buckel has hands-on experience creating accounting and control systems and processes, financial statements, financial and operating metrics, dashboards, cash flow forecast, budget processes, trend analysis and dealing with auditors. Also, from 2011 to present, Mr. Buckel has served as a Mentor at the USF Student Innovation Incubator, which is administered by the USF Research Foundation, Inc. Mr. Buckel holds an M.B.A in Finance and Operations Management from Syracuse University and a B.S. in Accounting from Canisius College. Mr. Buckel’s qualifications to serve on our Board of Directors include a strong background and skill set in areas relating to board service, finance and management.

During the past ten years, none of our directors have been involved in any of the proceedings described in Item 401(f) of Regulation S-K.

Transactions with Related Persons

On August 15, 2014, we acquired substantially all the assets and assumed the liabilities of SharpSpring LLC, a Delaware limited liability company for a cash payment of $5,000,000 plus potential earn out consideration of $10,000,000 that is contingent on the SharpSpring product achieving certain levels of revenue in 2015. The target for full payment of the earn out is that SharpSpring, Inc. will achieve a run rate of $5,000,000 in annual recurring revenues by the end of 2015, and is subject to additional conditions as described more fully in the related purchase agreement. The earn-out consideration, if met, will be paid 60% in cash and 40% in stock following the audit of the 2015 financial statements at the end of the first quarter of 2016. Mr. Richard A. Carlson, the President of our wholly owned subsidiary SharpSpring, Inc. and one of our executive officers, holds a 33.8% ownership stake in SharpSpring, LLC and is entitled to that proportionate amount of any earn-out consideration to be paid in connection with our Company’s acquisition of the SharpSpring, LLC assets.  At no time prior to August 15, 2014, was Mr. Carlson a “related person” as defined in Item 404 of Regulation S-K.

On October 17, 2014, we acquired 100% of the equity interest owned, directly or indirectly, in GraphicMail group companies (“GraphicMail”) consisting of InterInbox SA, a Swiss corporation, ERNEPH 2012A (Pty) Ltd. dba ISMS, a South African limited company, ERNEPH 2012B (Pty) Ltd. dba GraphicMail South Africa, a South African limited company, and Quattro Hosting LLC, a Delaware limited liability company. The acquisition consideration consisted of $5.3 million, $2.6 million of which was paid in cash and $2.7 million of which was paid in stock, plus potential earn out consideration of $0.8 million based on achieving certain revenue levels in 2015. Assuming the revenue targets are met, the earn-out consideration will be paid 50% in cash and 50% in stock. On October 17, 2014, the Company issued 423,426 unregistered shares of common stock which represents the $2.7 million portion of the consideration. Mr. Nicholas Eckert, the President of the GraphicMail Group companies and one of our executive officers, directly and indirectly held a 35% ownership stake in GraphicMail and is entitled to that proportionate amount of any earn-out consideration to be paid in connection with the GraphicMail acquisition.  At no time prior to October 17, 2014 was Mr. Eckert a “related person” as defined in Item 404 of Regulation S-K.

Policies and Procedures for Related-Party Transactions

Our Audit Committee considers and approves or disapproves any related person transaction as required by NASDAQ regulations.

Corporate Governance

Code of Ethics and Business Conduct

Our Company has adopted a Code of Ethics and Business Conduct which constitutes a “code of ethics” as defined by applicable SEC rules and a “code of conduct” as defined by applicable NASDAQ rules. Our Code of Ethics and Business Conduct applies to all of the Company’s employees, including its principal executive officer, principal accounting officer, and our Board of Directors. A copy of this Code is available for review on the Investor page of the Company’s website www.smtp.com. Requests for a copy of the Code of Ethics and Business Conduct should be directed to the Corporate Secretary, c/o SMTP, Inc., 10 Tara Blvd, Suite 430, Nashua, NH 03062. The Company intends to disclose any changes in or waivers from its Code of Ethics and Business Conduct by posting such information on its website or by filing a Form 8-K.

Director Independence

Applicable NASDAQ rules require a majority of a listed company’s board of directors to be comprised of independent directors. In addition, the NASDAQ rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent and that audit committee members also satisfy independence criteria set forth in Rule 10A-3 under the Exchange Act. Under applicable NASDAQ rules, a director will only qualify as an “independent director” if, in the opinion of the listed company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or otherwise be an affiliated person of the listed company or any of its subsidiaries.

In April 2015, our Board of Directors undertook a review of the composition of our Board of Directors and its committees and the independence of each director. Based upon information requested from and provided by each director concerning his background, employment and affiliations, including family relationships, our Board of Directors has determined that each of Vadim Yasinovsky, John L. Troost, and David A. Buckel are “independent directors” as defined under applicable NASDAQ Stock Market Rules and Exchange Act Rules. In making such determination, our Board of Directors considered the relationships that each such non-employee director has with our Company and all other facts and circumstances that our Board of Directors deemed relevant in determining his independence, including the beneficial ownership of our capital stock by each non-employee director. The two members of our Board of Directors who are not “independent” are Semyon Dukach and Jonathan M. Strimling.

There are no family relationships among any of our directors or executive officers.

Board Committees

Our Board of Directors has established the committees described below and may establish others from time to time. The charters for each of our committees are described below and are available on the Company’s website www.smtp.com.

Audit Committee

We have a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act.  Our Audit Committee is comprised of Vadim Yasinovsky, John L. Troost, and David A. Buckel. Mr. Buckel is the chairperson of the committee. Each member of the Audit Committee is “independent” within the meaning of Rule 10A-3 under the Exchange Act and the NASDAQ Stock Market Rules. Our Board of Directors has designated David A. Buckel as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K. The Audit Committee’s purpose and power shall be, to the extent permitted by law, to (a) retain, oversee and terminate, as necessary, the auditors of the Company, (b) oversee the Company's accounting and financial reporting processes and the audit and preparation of the Company's financial statements, (c) exercise such other powers and authority as are set forth in the Charter of the Audit Committee of the Board of Directors, and (d) exercise such other powers and authority as shall from time to time be assigned thereto by resolution of the Board of Directors.

The Audit Committee also has the power to investigate any matter brought to its attention within the scope of its duties. It also has the authority to retain counsel and advisors to fulfill its responsibilities and duties. During our last fiscal year, our Audit Committee held four meetings and acted by unanimous consent one time.

Compensation Committee

Our Compensation Committee is comprised of Vadim Yasinovsky, John L. Troost, and David A. Buckel. Mr. Yasinovsky is the chairperson of the committee. Our Board of Directors has determined that each member of the Compensation Committee is an independent director for compensation committee purposes as that term is defined in the applicable rules of NASDAQ and the Exchange Act, is a “non-employee director” within the meaning of Rule 16b-3(d)(3) promulgated under the Exchange Act and is an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code, as amended. The Compensation Committee’s purpose and powers are to (a) review and approve the compensation of the chief executive officer of the Company and such other employees of the Company as are assigned thereto by the Board of Directors and to make recommendations to the Board of Directors with respect to standards for setting compensation levels, (b) exercise such other powers and authority as are set forth in a charter of the Compensation Committee of the Board of Directors, and (c) exercise such other powers and authority as shall from time to time be assigned thereto by resolution of the Board of Directors.

Our Compensation Committee has the authority to delegate any of its responsibilities, along with the authority to take action in relation to such responsibilities, to one or more subcommittees as the Committee may deem appropriate in its sole discretion. If the Committee elects to delegate any authority to a subcommittee, the subcommittee shall be comprised of at least two members who qualify as "non-employee directors" for the purposes of Rule 16b-3 under the Exchange Act, and as "outside directors" for the purposes of Section 162(m) of the Internal Revenue Code, as amended. The Committee is not precluded from accepting solely recommendations from executive officers regarding the amount or form of executive and director compensation.

The Compensation Committee also has the power to investigate any matter brought to its attention within the scope of its duties. It also has the authority to retain counsel and advisors to fulfill its responsibilities and duties. During our last fiscal year, our Compensation Committee held no meetings and acted by unanimous consent five times.

Compensation Committee Interlocks and Insider Participation

Neither of Vadim Yasinovsky, John L. Troost or David A. Buckel is an officer or employee of our Company. None of our executive officers currently serves, or in the past year has served, as a member of the Board of Directors or compensation committee of any entity that has one or more executive officers serving on our Board of Directors or compensation committee.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee is comprised of Vadim Yasinovsky, John L. Troost, and David A. Buckel. Mr. Troost is the chairperson of the committee. Our Board of Directors has determined that each of the committee members is an independent director for Nominating and Corporate Governance Committee purposes as that term is defined in the applicable rules of NASDAQ and the Exchange Act. The Nominating and Corporate Governance Committee’s purpose and powers are to: (a) identify potential qualified nominees for director and recommend to the Board of Directors for nomination candidates for the Board of Directors, (b) develop the Company's corporate governance guidelines and additional corporate governance policies, (c) exercise such other powers and authority as are set forth in a charter of the Nominating and Corporate Governance Committee of the Board of Directors, and (d) exercise such other powers and authority as shall from time to time be assigned thereto by resolution of the Board of Directors.

The Nominating and Corporate Governance Committee also has the power to investigate any matter brought to its attention within the scope of its duties. It also has the authority to retain counsel and advisors to fulfill its responsibilities and duties. During our last fiscal year, our Nominating and Corporate Governance Committee held no meetings and acted by unanimous consent one time.

All of our director nominees have expressed their willingness to continue to serve as our directors. When new candidates for our Board of Directors are sought, all of our directors evaluate each candidate for nomination as director within the context of the needs and the composition of the Board of Directors as a whole. The Board of Directors conducts any appropriate and necessary inquiries into the backgrounds and qualifications of candidates. When evaluating director nominees, our Board of Directors generally seeks to identify individuals with diverse, yet complementary backgrounds. Our directors consider both the personal characteristics and experience of director nominees, including each nominee’s independence, diversity, age, skills, expertise, time availability and industry background in the context of the needs of the Board of Directors and the Company. The Board of Directors believes that director nominees should exhibit proven leadership capabilities and experience at a high level of responsibility within their chosen fields, and have the experience and ability to analyze business and/or scientific issues facing our Company. In addition to business expertise, the Board of Directors requires that director nominees have the highest personal and professional ethics, integrity and values and, above all, are committed to representing the long-term interests of our stockholders and other stakeholders. To date, all new candidates have been identified and recommended by members of our Board of Directors, including management and non-management directors, our principal executive officer, and other executive officers, and we have not paid any fee to a third party to assist in the process of identifying or evaluating director candidates.

Our directors will consider candidates for nomination as director who are recommended by a stockholder and will not evaluate any candidate for nomination for director differently because the candidate was recommended by a stockholder. To date, we have not received or rejected any suggestions for a director candidate recommended by any stockholder or group of stockholders owning more than 5% of our common stock.

When submitting candidates for nomination to be elected at our annual meeting of stockholders, stockholders should follow the following notice procedures and comply with applicable provisions of our bylaws. To consider a candidate recommended by a stockholder for nomination at the 2015 Annual Meeting of Stockholders, the recommendation must be delivered or mailed to and received by our Secretary within the time periods discussed elsewhere in this Information Statement under the heading “Stockholder Proposals for 2016 Annual Meeting.” The recommendation must include the information specified in our bylaws for stockholder nominees to be considered at an annual meeting, along with the following:

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The stockholder’s name and address and the beneficial owner, if any, on whose behalf the nomination is proposed;

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The stockholder’s reason for making the nomination at the annual meeting, and the signed consent of the nominee to serve if elected;

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The number of shares owned by, and any material interest of, the record owner and the beneficial owner, if any, on whose behalf the record owner is proposing the nominee;

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A description of any arrangements or understandings between the stockholder, the nominee and any other person regarding the nomination; and

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Information regarding the nominee that would be required to be included in our Proxy Statement by the rules of the Securities and Exchange Commission, including the nominee’s age, business experience for the past five years and any other directorships held by the nominee.

The information listed above is not a complete list of requisite information. The secretary will forward any timely recommendations containing the required information to our independent directors for consideration.

No material changes to the procedures by which our stockholders may recommend nominees to our Board of Directors has occurred since we last provided disclosure regarding these procedures in our Definitive Schedule 14C filed on April 30, 2014.

Board Leadership Structure

Our bylaws provide the Board of Directors with flexibility to combine or separate the positions of Chair of the Board of Directors and Principal Executive Officer in accordance with its determination that utilizing one or the other structure is in the best interests of our Company. Our current structure is that of separate Principal Executive Officer and Chair of the Board of Directors. Jonathan M. Strimling serves as our Principal Executive Officer and is responsible for the day-to-day operation of our Company. Semyon Dukach serves as our Chair of the Board of Directors, which is a non-executive position. Mr. Dukach is not an independent director as a result of his stock holdings in our Company. Mr. Dukach is responsible for performing a variety of functions related to our corporate leadership and governance, including steering the direction of the Company, coordinating board activities, setting relevant items on the agenda and ensuring adequate communication between the Board of Directors and management, which he does in conjunction with the independent directors. Our Board of Directors has determined that maintaining the independence of a majority of our directors helps maintain its independent oversight of management.

Risk Oversight

The Board oversees risk management directly and through its committees associated with their respective subject matter areas. Generally, the Board oversees risks that may affect the business of the Company as a whole, including operational matters. The Audit Committee is responsible for oversight of the Company’s accounting and financial reporting processes and also discusses with management the Company’s financial statements, internal controls and other accounting and related matters. The Compensation Committee oversees certain risks related to compensation programs and the Nominating and Corporate Governance Committee oversees certain corporate governance risks. As part of their roles in overseeing risk management, these Committees periodically report to the Board regarding briefings provided by management and advisors as well as the Committees’ own analysis and conclusions regarding certain risks faced by the Company. Management is responsible for implementing the risk management strategy and developing policies, controls, processes and procedures to identify and manage risks. The interaction with management occurs not only at formal board and committee meetings, but also through periodic and other written and oral communications.

Stockholder Communications with the Board

Stockholders who desire to communicate with the Board of Directors, or a specific director, may do so by sending the communication addressed to either the Board of Directors or any director, c/o SMTP, Inc., 10 Tara Blvd, Suite 430, Nashua, NH 03062. These communications will be delivered directly to the Board, or any individual director, as specified.

Board Meetings and Committees; Annual Meeting Attendance

During our last fiscal year, our Board of Directors held four board meetings. Each current director attended at least 75% of the total number of board meetings and their respective committee meetings of the board held during our last fiscal year. The Board of Directors acted at various times by unanimous written consent, as authorized by our bylaws and the Delaware General Corporation Law.

Our Company has no policy with regard to Board members' attendance at our annual meetings of security holders. The number of board members who attended our 2014 annual meeting was one.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires that our executive officers and directors, and persons who own more than ten percent of a registered class of our equity securities, file reports of ownership and changes in ownership with the SEC.  Executive officers, directors and greater-than-ten percent stockholders are required by SEC regulations to furnish us with all Section 16(a) forms they file. To the best of our knowledge, based solely upon a review of Forms 3 and 4 and amendments thereto furnished to our Company during its most recent fiscal year and Forms 5 and amendments thereto furnished to our Company with respect to its most recent fiscal year, and any written representation referred to in paragraph (b)(1) of Item 405 of Regulation S-K, all of our executive officers, directors and greater-than-ten percent stockholders complied with all Section 16(a) filing requirements.

AUDIT COMMITTEE REPORT

The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Audit Committee Report by reference therein.

Role of the Audit Committee

The Audit Committee’s primary responsibilities are generally as follows:

1.

To retain, oversee and terminate, as necessary, the auditors of the Company;

2.

To oversee the Company's accounting and financial reporting processes and the audit and preparation of the Company's financial statements;

3.

To exercise such other powers and authority as are set forth in the Charter of the Audit Committee of the Board of Directors; and

4.

To exercise such other powers and authority as shall from time to time be assigned thereto by resolution of the Board of Directors.

The Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the Committee’s charter. In overseeing the preparation of the Company’s financial statements, the Committee met with management and the Company’s outside auditors, including meetings with the outside auditors without management present, to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Committee that all financial statements were prepared in accordance with generally accepted accounting principles, and the Committee discussed the statements with both management and the outside auditors. The Committee’s review included discussion with the outside auditors of matters required to be discussed pursuant to Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees).

The Committee has received the written disclosures and the letter from the Company’s outside auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the outside auditor’s communications with the Committee concerning independence, and has discussed with the outside auditors the outside auditor's independence.

Recommendations of the Audit Committee. In reliance on the reviews and discussions referred to above, the Committee recommended to the Board that the Board approve the inclusion of the Company’s audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014, for filing with the SEC.

This Audit Committee Report has been furnished by the Audit Committee of the Board of Directors.

David A. Buckel, Chairman

John L. Troost

Vadim Yasinovsky

Executive Officers

Identity of Executive Officers and Significant Employees

Name	Age	Position
Semyon Dukach	45	Chair of the Board of Directors(1)
Jonathan M. Strimling	46	Chief Executive Officer (principal executive officer); Director
Edward S. Lawton	37	Chief Financial Officer (principal financial officer);
Richard A. Carlson	42	President – SharpSpring, Inc.
Nicholas Eckert	45	President – GraphicMail Group

———————

(1)

Our Chair of the Board is not an executive officer position, but our Company anticipates that Mr. Dukachs’s leadership will significantly contribute to the development of our Company.

Experience

Semyon Dukach. Mr. Dukach’s business experience is described above under the caption “Identity and Business Experience of Directors.”

Jonathan M. Strimling. Mr. Strimling’s business experience is described above under the caption “Identity and Business Experience of Directors.”

Edward S. Lawton. Edward S. Lawton has served as our Chief Financial Officer since September 2014. Mr. Lawton is responsible for overseeing our Company’s financial reporting and all other finance functions. Mr. Lawton has over 15 years of financial and accounting experience with a focus on evaluating and integrating acquisitions for high tech companies. From 2006 to August 2014, Mr. Lawton served as the Director of Finance and Senior Director of Finance at Bottomline Technologies (de), Inc., a cloud-based payment, invoice and digital banking solutions software company that serves banks, corporations, insurance companies and financial institutions around the world.

Richard A. Carlson. Richard Carlson has served as the President of our wholly owned subsidiary, SharpSpring, Inc., since we acquired the assets of SharpSpring, LLC on August 15, 2014. On November 7, 2014, Mr. Carlson was designated as an executive officer of the Company by our Board of Directors. Mr. Carlson is responsible for overseeing SharpSpring, Inc.’s operations. Prior to that time, from December 2011 to August 15, 2014, Mr. Carlson served as president of SharpSpring, LLC. From April 2009 to December 2011, he served as the Managing Director of US Operations for Panda Security, an Internet security software company.

Nicholas Eckert. Nicholas Eckert has served as the President of the Company’s Graphic Mail Group of companies since we acquired the GraphicMail Group of companies on October 17, 2014. On November 7, 2014, Mr. Eckert was designated as an executive officer of the Company by our Board of Directors. Mr. Eckert is responsible for overseeing the Graphic Mail Group’s operations. Prior to that time, from September 2012 to October 17, 2014, Mr. Eckert served as Chief Executive Officer of InterInbox SA (a GraphicMail Group company) and from 2009 to September 2012, Mr. Eckert served as Director of Sales and Marketing of Quattro Hosting, LLC (a GraphicMail Group company).  Before working with GraphicMail, he founded Impact Promotions, a promotional marketing agency that worked with clients such as Frito-Lay, Ferrero Roche and Kellogs.  Prior that, Mr. Eckert was a co-founder in All-Hotels.com, one of the first online hotel directories that started in 1998.  All-Hotels had over 1,000,000 visitors a month when it was sold to the Online Travel Company and LastMinute.com in 2001.

Each officer is elected annually by the Board of Directors and holds their office until they resign or are removed by the Board of Directors or otherwise disqualified to serve, or their successor is elected and qualified.

During the past ten years, none of our executive officers have been involved in any of the proceedings described in Item 401(f) of Regulation S-K.

Executive Compensation

The table below summarizes all compensation awarded to, earned by, or paid to our named executive officers that earned more than $100,000 for the fiscal years ended December 31, 2014 and 2013:

Name	Year	Salary	Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
		($)	($)	($)	($)	($)	($)	($)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)

Jonathan M. Strimling (1)	2014	180,000	-0-	-0-	-0-	42,750	-0-	3,600	222,750
Chief Executive Officer, Principal Executive Officer, Director	2013	67,500	-0-	-0-	934,750	9,000	-0-	900	1,011,250

Edward Lawton (2)	2014	54,366	-0-	-0-	212,065	-0-	-0-	1,444	267,431
Chief Financial Officer, Principal Financial Officer	2013	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-

Yvonne Gaudette (3)	2014	110,000	-0-	-0-	-0-	15,625	-0-	-0-	125,625
Vice President of Marketing	2013	27,500	-0-	-0-	80,185	-0-	-0-	-0-	107,685

———————

(1)

Mr. Strimling was appointed as our Chief Executive Officer on August 15, 2013. In exchange for serving as our Chief Executive Officer, pursuant to written agreement, as amended, Mr. Strimling receives as compensation, among other things, a base salary of $200,000 per year, along with quarterly performance based bonus compensation, other event based bonus compensation, and an initial option to purchase up 298,690 shares of our common stock at the strike price of $5.00 per share. In the event Mr. Strimling voluntarily leaves the employ of the Company because of “good reason” or if the Company terminates his employment hereunder without "cause," then Mr. Strimling shall be entitled to receive payment of severance benefits equal to two (2) months of Mr. Strimling’s monthly base compensation in effect on the date of termination. The values described in column (g) reflect $42,750 bonus for 2014 and $9,000 bonus for Q4 2013, the values described in column (f) reflect vested options and the values described in column (i) reflect employer contributions to retirement plans.

(2)

Mr. Lawton was appointed as our Chief Financial Officer on September 3, 2014.  Mr. Lawton receives as compensation, among other things, a base salary of $165,000 per year, along with annual performance based bonus compensation and an initial option to purchase up to 50,000 shares of the registrant’s common stock at the strike price of $6.29 per share.  The values described in column (i) reflect employer contributions to retirement plans.

(3)

Mrs. Gaudette was appointed as our Vice President of Marketing on September18, 2013 and served in that position until March 31, 2015.  Ms. Gaudette served as an executive officer of the Company until November 7, 2014.  In exchange for serving as our Vice President of Marketing, Mrs. Gaudette received as compensation, among other things, a base salary of $110,000 per year along with performance based bonuses, and an initial option to purchase up to 25,000 shares of our common stock at the strike price of $5.15 per share.  The values described in column (g) reflect $15,625 bonus for 2014 and the values described in column (f) reflect vested options.

We have a Savings Incentive Match Plan for Employees (SIMPLE) retirement plan that all SMTP, Inc. employees are entitled to participate in. Employees may elect to defer part of their compensation to the plan each year instead of receiving it in cash. The amount of compensation an employee can elect to defer is generally expressed as a percentage of the employee’s compensation up to a maximum of $12,000 for 2014. We have no other annuity, pension, retirement or similar benefit plans in place on behalf of our executive officers.

We grant stock awards and stock options to our executive officers based on their level of experience and contributions to our Company. The aggregate fair value of awards and options are computed in accordance with FASB ASC 718 and are reported in the Summary Compensation Table above in the columns (e) and (f). The assumptions made in the computation may be found in Note 11: Stock-Based Compensation to our financial statements contained in our latest Form 10-K Annual Report.

At no time during the last fiscal year was any outstanding option otherwise modified or re-priced, and there was no tandem feature, reload feature, or tax-reimbursement feature associated with any of the stock options we granted to our executive officers or otherwise.

The table below summarizes all of the outstanding equity awards for our named executive officers as of December 31, 2014, our latest fiscal year end:

Outstanding Equity Awards At Fiscal Year-End

	Option Awards					Stock Awards
Name	Number of securities underlying unexercised options(#) exercisable	Number of securities underlying unexercised options(#) unexercisable	Equity incentive plan awards: number of securities underlying unexercised unearned options	Option exercise price	Option expiration date	Number of shares or units of stock that have not vested	Market value of shares of units of stock that have not vested	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested
(a)	(b)	(c)	(#) (d)	($) (e)	(f)	(#) (g)	($) (h)	(#) (i)	($) (j)

Jonathan M. Strimling Chief Executive Officer, Principal Executive Officer, Director (1)	102,729	195,961	-0-	5.00	08/14/23	-0-	-0-	-0-	-0-

Edward Lawton Chief Financial Officer, Principal Financial Officer(2)	-0-	50,000	-0-	6.29	8/14/2024	-0-	-0-	-0-	-0-

Yvonne Gaudette Vice President of Marketing (3)	6,250	18,750	-0-	5.15	9/17/2023	-0-	-0-	-0-	-0-

———————

(1)

On August 15, 2013 Mr. Strimling was awarded an initial option to purchase up to 298,690 shares of common stock at an exercise price of $5.00 per share. The options vest monthly over a four year period in equal installments of 6,226 shares per month beginning August 15, 2013, except that during the final month of vesting 6,068 shares shall vest.

(2)

On September 3, 2014.  Mr. Lawton was awarded an initial option to purchase up to 50,000 shares of the registrant’s common stock at the strike price of $6.29 per share. The options vest over a period of four (4) years as follows: 25% of the option shares vest on the first anniversary of the date of the grant of the option and the remaining 75% of the option shares vest on an equal monthly basis thereafter.

(3)

On September18, 2013.  Mrs. Gaudette was awarded an initial option to purchase up to 25,000 shares of the registrant’s common stock at the strike price of $6.29 per share. The options vest over a period of four (4) years as follows: 25% of the option shares vest on the first anniversary of the date of the grant of the option and the remaining 75% of the option shares vest on an equal monthly basis thereafter.

Compensation of Directors

Set forth below is a summary of the compensation of our directors during our December 31, 2014 fiscal year.

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Non-Qualified Deferred Compensation Earnings	All Other Compensation	Total
	($)	($)	($)	($)	($)	($)	($)

Semyon Dukach (1)	-0-	-0-	-0-	-0-	-0-	23,383	-0-
Jonathan M.Strimling (2)	-0-	-0-	-0-	-0-	-0-	-0-	-0-
John L. Troost (3)	-0-	10,000	-0-	-0-	-0-	-0-	10,000
Vadim Yasinovsky (3)	-0-	10,000	-0-	-0-	-0-	-0-	10,000
David A. Buckel (4)	-0-	7,500	97,280	-0-	-0-	-0-	104,780

———————

(1)

Serves as a director but received no compensation for serving as a director in 2014. On November 7, 2014, we entered into an agreement to compensate our Chair of the Board of Directors with a $150,000 per year stipend, payable quarterly, in stock, none of which was paid during 2014.

(2)	This director was appointed on January 13, 2014, but receives no additional compensation for serving as a director.
(3)

Represents director fees for this director of $2,500 per quarter paid during 2014 in 1,591 shares of common stock of the Company. The aggregate number of stock awards held by each of Mr. Troost and Mr. Yasinovsky on December 31, 2014 was 3,419 and 7,419, respectively.

(4)

This director was appointed on January 13, 2014. Represents (i) 16,000 options with an exercise price of $7.50 granted upon appointment to the Board of Directors. The options vest over a period of four (4) years as follows: 1,000 options vest quarterly over the four year period; and (ii) director fees for this director of $2,500 per quarter paid during the last three quarters of 2014 in 1,216 shares of common stock of the Company. The aggregate number of stock awards and options held by Mr. Buckel on December 31, 2014 was 1,626 and 16,000, respectively.

The aggregate fair value of option awards are computed in accordance with FASB ASC 718. The assumptions made in the computation may be found in Note 8: Stock-Based Compensation to our financial statements contained in our latest Form 10-K Annual Report.

Director’s Stipend

Prior to November 7, 2014, our Chair of the Board of Directors did not receive any compensation for his role.  On November 7, 2014, we entered into an agreement to compensate our Chair of the Board of Directors with a $150,000 per year stipend, payable quarterly, in stock, none of which was paid during 2014. Our outside directors are entitled to a $10,000 per year stipend, payable quarterly, that is payable in cash or stock at the discretion of the Board of Directors. All directors are also entitled to reimbursement for travel expenses for attending director meetings.

Compensation Policies and Practices As They Relate To Our Risk Management

No risks arise from our Company’s compensation policies and practices for our employees that are reasonably likely to have a material adverse effect on our Company.

Securities Authorized for Issuance under Equity Compensation Plans

Equity Compensation Plans as of December 31, 2014.

Equity Compensation Plan Information

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders (1)	805,840	$5.51	445,993
Equity compensation plans not approved by security holders (2)	200,973	$6.07	-0-
Total	1,006,813	$5.62	495,993

———————

(1)

Reflects our 2010 Employee Stock Plan, as amended for the benefit of our directors, officers, employees and consultants. We have reserved 1,350,000 shares of common stock for such persons pursuant to that plan.

(2)	Comprised of common stock purchase warrants we issued for services.

Voting Securities and Principal Holders Thereof

As of the Record Date, we had outstanding 5,462,661 shares of common stock. Each share of our common stock is entitled to one vote with respect to each matter on which it is entitled to vote. Pursuant to our bylaws and Delaware General Corporation Law, directors will be elected by a plurality of the votes cast in person or by proxy, meaning the five nominees receiving the most votes will be elected as directors. A majority of shares entitled to vote on the subject matter and represented in person or by proxy at a meeting at which a quorum is present is required for all other items. Stockholders are not entitled to cumulative voting with respect to any matter.

The following table sets forth, as of the Record Date, the names, addresses, amount and nature of beneficial ownership and percent of such ownership of each person or group known to our Company to be the beneficial owner of more than five percent (5%) of our common stock:

Security Ownership of Certain Beneficial Owners

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership (2)	% of Class Owned (3)(4)

Semyon Dukach	2,663,351	48.8%

———————

(1)

In care of our Company at 10 Tara Blvd, Suite 430, Nashua, NH 03062.

(2)

To our best knowledge, as of the date hereof, such holders had the sole voting and investment power with respect to the voting securities beneficially owned by them, unless otherwise indicated herein. Includes the person's right to obtain additional shares of common stock within 60 days from the date hereof.

(3)

Based on 5,462,661 shares of common stock outstanding on the Record Date. Does not include shares underlying: (i) options to purchase shares of our common stock under our 2010 Employee Stock Plan, or (ii) outstanding warrants to purchase shares of our common stock.

(4)

If a person listed on this table has the right to obtain additional shares of common stock within 60 days from the date hereof, the additional shares are deemed to be outstanding for the purpose of computing the percentage of class owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage of any other person.

The following table sets forth, as of the Record Date, the names, addresses, amount and nature of beneficial ownership and percent of such ownership of our common stock of each of our officers and directors, and officers and directors as a group:

Security Ownership of Management

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership (2)		% of Class Owned (3)(4)

Semyon Dukach Chair of Board of Directors	2,663,351		48.8%

Jonathan M. Strimling Chief Executive Officer	136,899	(5)	2.4%

Edward S. Lawton Chief Financial Officer	7,500		*

Richard A. Carlson President – SharpSpring, Inc.	0		*

Nicholas Eckert President – GraphicMail Group	108,729	(6)	2.0%

Vadim Yasinovsky Director	19,419	(7)	*

John L. Troost Director	17,019	(8)	*

David A. Buckel Director	6,626	(9)	*

Directors and Officers as a Group (8 Persons)	2,959,543		52.6%

———————

*Represents less than 1%

(1)

In care of our Company at 10 Tara Blvd, Suite 430, Nashua, NH 03062.

(2)

To our best knowledge, as of the date hereof, such holders had the sole voting and investment power with respect to the voting securities beneficially owned by them, unless otherwise indicated herein.

(3)

Based on 5,462,661 shares of common stock outstanding on the Record Date. Does not include shares underlying: (i) options to purchase shares of our common stock under our 2010 Employee Stock Plan, or (ii) outstanding warrants to purchase shares of our common stock.

(4)

If a person listed on this table has the right to obtain additional shares of common stock within 60 days from the date hereof, the additional shares are deemed to be outstanding for the purpose of computing the percentage of class owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage of any other person.

(5)

Consists of options held by Mr. Strimling to purchase up to 136,899 shares of common stock exercisable within 60 days from the date hereof.

(6)

Consists of (i) 18,979 shares of common stock held by Mr. Eckert; and (ii) 89,750 shares of common stock held indirectly by Mr. Eckert’s spouse.

(7)

Consists of 7,419 shares of common stock held by Mr. Yasinovsky and an option held by Mr. Yasinovsky to purchase up to 12,000 shares of common stock exercisable within 60 days from the date hereof.

(8)

Consists of (i) 3,419 shares of common stock held by Mr. Troost; (ii) 1,600 shares of common stock held by Mr. Troost’s spouse; and (iii) an option held by Mr. Troost to purchase up to 12,000 shares of common stock exercisable within 60 days from the date hereof. Mr. Troost disclaims beneficial ownership of the securities held by his spouse.

(9)

Consists of 1,626 shares of common stock held by Mr. Buckel and 5,000 shares of common stock exercisable within 60 days from the date hereof.

We are not aware of any arrangements that could result in a change of control.

PROPOSAL ONE

ELECTION OF DIRECTORS

At the Annual Meeting, five directors are to be elected for a one (1) year term to serve until the next annual meeting of stockholders and until a successor for such director is elected and qualified, or until the death, resignation or removal of such director. There are five nominees, all of whom currently serve on our Board of Directors.

Nominees

Set forth below is information regarding the nominees for election to our Board of Directors:

Name	Position(s) with the Company	Year First Elected Director
Semyon Dukach	Chair of the Board of Directors	2002
Jonathan M. Strimling	Chief Executive Officer; Director	2014
John (Rens) Troost	Director	2010
Vadim Yasinovsky	Director	2010
David A. Buckel	Director	2014

Each person nominated has agreed to serve if elected, and our Board of Directors has no reason to believe that any nominee will be unavailable or will decline to serve. In the event, however, that any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the Consenting Stockholder will vote for any nominee who is designated by the current Board of Directors to fill the vacancy.

Vote Required

Directors will be elected by a plurality of the votes cast at the Annual Meeting. For the purposes of election of directors, although abstentions will count toward the presence of a quorum, they will not be counted as votes cast and will have no effect on the result of the vote. Each holder of common stock is entitled to one vote for each share held.

Recommendation of the Board of Directors

The Board of Directors recommends a vote “FOR” the election of all of the above nominees.

PROPOSAL TWO

ADVISORY VOTE ON NAMED

EXECUTIVE OFFICER COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) added Section 14A to Securities Exchange Act of 1934, as amended (the “Exchange Act”), which enables our stockholders to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in this Information Statement in accordance with the SEC’s rules.

Our Compensation Committee is comprised of three independent, non-employee, outside directors. The Compensation Committee’s purpose and powers are to (a) review and approve the compensation of the chief executive officer and other executive officers of the Company, and such other employees of the Company as are assigned thereto by the Board of Directors and to make recommendations to the Board of Directors with respect to standards for setting compensation levels, (b) exercise such other powers and authority as are set forth in a charter of the Compensation Committee of the Board of Directors, and (c) exercise such other powers and authority as shall from time to time be assigned thereto by resolution of the Board of Directors.

Our named executive officer compensation program is designed to attract, motivate and retain our named executive officers, who are critical to our success, while working within the available resources. Our Company’s practice is to provide total compensation that attracts, retains and incentivizes the management talent needed to execute our business strategies, and that promotes both our short and long-term objectives. Achievement of short-term objectives is rewarded through cash bonus incentives, while equity-based incentive awards encourage our named executive officers to focus on the Company’s long-term goals. These incentives are based on business and financial objectives considered by the Compensation Committee and Board of Directors to be important to the Company and its shareholders, including execution of growth strategies, generation of earnings growth, and return on capital investments. Both our Compensation Committee and Board of Directors believe that they have taken a responsible approach to compensating our named executive officers whereby our executive compensation strikes the appropriate balance between utilizing responsible, measured pay practices and effectively incentivizing our named executive officers to dedicate themselves fully to value creation for our stockholders. Please read the “Executive Compensation” section of this Information Statement for additional details about our named executive compensation program.

We are asking our stockholders to indicate their support for our named executive officer compensation as described in this Information Statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on the compensation of our named executive officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Information Statement. Accordingly, we will ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Information Statement for the 2015 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission.”

The say-on-pay vote is advisory, and therefore not binding on the Company, our Compensation Committee or our Board of Directors. Our Compensation Committee and Board of Directors value the views of our stockholders and will consider the outcome of the vote when determining future compensation arrangements for our named executive officers.

Vote Required

This vote is an advisory vote and is therefore not binding on the Company, the Compensation Committee or the Board of Directors. The vote required for approval of the compensation of our named executive officers is the affirmative vote of the holders of a majority of the votes cast at the Annual Meeting. Each holder of common stock is entitled to one vote for each share held.

Recommendation of the Board of Directors

The Board of Directors recommends that the stockholders vote “FOR” the approval of the compensation of our named executive officers, as disclosed in this Information Statement pursuant to the compensation disclosure rules of the SEC.

PROPOSAL THREE

ADVISORY VOTE ON THE FREQUENCY OF THE

ADVISORY VOTE ON EXECUTIVE COMPENSATION

Section 14A of the Exchange Act, as added by the Dodd-Frank Act, also enables our stockholders to indicate their preference as to how frequently we should seek an advisory vote on the compensation of our named executive officers. The ballot card provides stockholders with the opportunity to choose among four options (holding the advisory vote on executive compensation every one, two or three years, or abstain from voting) and, therefore, stockholders will not be voting to approve or disapprove the recommendation of the Board of Directors. You may cast your vote on your preferred voting frequency by choosing the option of once every year (“1 year”), once every two years (“2 years”), once every three years (“3 years”), or you may abstain from voting.

After careful consideration of this proposal, the Board of Directors has determined that an advisory vote on executive compensation that occurs every three years is the most appropriate alternative for the Company, and therefore your Board of Directors recommends that you vote for a three year (3-year) frequency for the advisory vote on executive compensation.

In formulating its recommendation, our Board of Directors considered that a triennial vote will allow stockholders to better evaluate our executive compensation program in relation to our short- and long-term Company performance. Additionally, a triennial vote will provide us with time to respond to stockholder concerns and implement appropriate revisions.

The purpose of this proposal is to assess stockholder preferences on the frequency of future advisory votes on executive compensation, and as such, there will be no approval or adoption of a resolution establishing the frequency of future advisory votes on executive compensation. The option of one year, two years or three years that receives the highest number of votes cast by stockholders will be considered the frequency for the advisory vote on executive compensation that is preferred by our stockholders. However, because this vote is advisory and not binding on the Board of Directors or the Company in any way, the Board of Directors may decide that it is in the best interests of our stockholders and the Company to hold an advisory vote on executive compensation more or less frequently than the option preferred by our stockholders.

Vote Required

This vote is an advisory vote and is therefore not binding on the Company or the Board of Directors. You may choose from the following alternatives: every year, every two years, every three years or you may abstain. The option of one year, two years or three years that receives the highest number of votes cast by stockholders will be considered the frequency for the advisory vote on executive compensation that is preferred by our stockholders. While the Board of Directors will consider our stockholders’ preference as reflected in the vote on this proposal in determining how frequently the advisory vote on executive compensation occurs in the future, our Board of Directors will have the discretion to determine the actual frequency at which the required advisory stockholder vote on the compensation of our named executive officers will be conducted, because the vote on such frequency is only advisory and non-binding. The Board of Directors’ determination on the actual frequency of such vote will be disclosed in a Form 8-K to be filed in accordance with the rules of the SEC.

Recommendation of the Board of Directors

The Board of Directors recommends that the stockholders vote “FOR” a three year (3-year) frequency for the advisory vote on executive compensation.

PROPOSAL FOUR

RATIFICATION OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM FOR 2014

We are asking stockholders to ratify the appointment of McConnell & Jones, LLP to serve as our Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015.  Representatives of McConnell & Jones, LLP will not be present at the Annual Meeting.

The aggregate fees billed for professional services by McConnell & Jones, LLP during 2014 and 2013 were as follows:

	2014	2013

Audit Fees	$68,250	$45,040
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total	$68,250	$45,040

Audit Fees are the aggregate fees billed for each of the last two fiscal years for professional services rendered by McConnell & Jones, LLP for the audit of our annual financial statements and review of financial statements included in the Company’s Form 10-Q or services that are normally provided by McConnell & Jones, LLP in connection with statutory and regulatory filings or engagements.

Audit-Related Fees are the aggregate fees billed for each of the last two fiscal years for assurance and related services by McConnell & Jones, LLP that are reasonably related to the performance of the audit or review of our financial statements and are not reported under the category Audit Fees described above.

Tax Fees are the aggregate fees billed for each of the last two fiscal years for tax compliance, tax advice and tax planning by McConnell & Jones, LLP.

All Other Fees are the aggregate fees billed for each of the last two fiscal years for products and services provided by McConnell & Jones, LLP, other than the services reported in the categories described above.

Audit Committee Pre-Approval Policies.

The Audit Committee is required to pre-approve the audit and non-audit services provided by the Company’s independent registered public accounting firm to assure that the provision of such services does not impair the firm's independence. Unless a type of service to be provided by the firm has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved fee levels will require specific pre-approval by the Audit Committee. The Audit Committee may delegate pre-approval authority to one or more of its members. The term of any pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. Prior to January 2014, our entire Board of Directors served as our Audit Committee. All audit services provided by McConnell & Jones, LLP for the fiscal years ended December 31, 2014 and 2013, respectively, were pre-approved by our Audit Committee.

None of the hours expended on McConnell & Jones, LLP‘s engagement to audit the Company’s financial statements for the years ended December 31, 2014 were attributed to work performed by persons other than McConnell & Jones, LLP’s full-time, permanent employees.

Vote Required

The vote required to ratify the appointment of McConnell & Jones, LLP to serve as our Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015 is the affirmative vote of the holders of a majority of the votes cast at the Annual Meeting.  Each holder of common stock is entitled to one vote for each share held.

Recommendation of the Board of Directors

The Board of Directors recommends that the stockholders vote “FOR” the proposal to ratify the appointment of McConnell & Jones, LLP to serve as our Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015.

STOCKHOLDER PROPOSALS FOR 2016 ANNUAL MEETING

To be considered for inclusion in our Proxy Statement relating to the 2016 Annual Meeting of Stockholders pursuant to Rule 14a-8 of Regulation 14A under the Exchange Act, stockholder proposals must be received no later than December 31, 2015 which is approximately 120 days prior to the date of the first anniversary of the mailing of the Information Statement for our 2015 Stockholders Meeting.

To be considered for inclusion in our Proxy Statement relating to the 2015 Annual Meeting of Stockholders outside of Rule 14a-8 of Regulation 14A under the Exchange Act, stockholder proposals must be made in accordance with our bylaws and must be received no later than January 31, 2016, which is approximately 90 days prior to the date of the first anniversary of the mailing of the Information Statement for our 2015 Stockholders Meeting.

All proposals should be delivered to our Company at our principal executive offices at 10 Tara Blvd, Suite 430, Nashua, NH 03062. A copy of the full text of our bylaws is available to stockholders upon written request to our principal executive offices.

OTHER BUSINESS

Neither the Board of Directors nor management is aware of any matters to be presented at the Annual Meeting other than those referred to in the Notice of Annual Meeting and this Information Statement.

By Order of the Board of Directors,

/s/ Semyon Dukach

Chair of the Board of Directors

Nashua, NH

April 30, 2015